Exhibit 99.2

Financial Supplement
Second Quarter 2014
(Unaudited)

World Headquarters	Internet address	Contacts:
1370 Timberlake Manor Parkway	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000 e-mail: jlay@rgare.com
Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 300-6106 e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
2nd Quarter 2014

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’
equity excluding AOCI.

Reinsurance Group of America, Incorporated
SEGMENT RESTRUCTURING
The Company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

PRIOR PERIOD RECLASSIFICATIONS
The Company has reclassified the presentation of certain prior-period information to conform to the current presentation.

Reinsurance Group of America, Incorporated Financial Highlights (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except inforce & per share data)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2014	2014	2013	2013	2013		2014	2013	Change
Net premiums	$2,183,160	$2,100,637	$2,212,998	$2,026,180	$2,035,156	$148,004	$4,283,797	$4,014,849	$268,948
Net income (loss)	198,296	136,664	144,959	137,955	(49,612)	247,908	334,960	135,923	199,037
Operating income (loss)	155,131	114,807	154,509	152,887	(71,797)	226,928	269,938	51,050	218,888
Operating return on equity (ex AOCI) -
annualized	12.4%	9.3%	12.7%	12.9%	(6.0)%	18.4%
trailing 12 months	11.8%	7.2%	7.4%	8.1%	7.1%	4.7%
Total assets	43,171,051	40,541,581	39,674,473	39,526,555	38,790,621	4,380,430
Assumed Life Reinsurance in Force (in billions)
U.S. and Latin America Traditional	$1,393.1	$1,393.2	$1,397.0	$1,400.4	$1,399.6	$(6.5)
U.S. and Latin America Non-Traditional	2.2	2.2	2.2	2.2	2.2	—
Canada	395.8	376.7	386.4	391.1	376.4	19.4
Europe, Middle East and Africa	626.1	587.6	556.7	555.1	514.3	111.8
Asia Pacific	617.2	595.6	547.6	555.0	531.3	85.9
Total Life Reinsurance in Force	$3,034.4	$2,955.3	$2,889.9	$2,903.8	$2,823.8	$210.6
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$21.8	$20.4	$21.1	$22.3	$22.8	$(1.0)	$42.2	$52.2	$(10.0)
U.S. and Latin America Non-Traditional	—	—	—	—	—	—	—	—	—
Canada	10.4	12.4	10.4	11.6	11.1	(0.7)	22.8	24.0	(1.2)
Europe, Middle East and Africa	67.7	46.5	24.6	21.4	22.3	45.4	114.2	60.2	54.0
Asia Pacific	18.5	19.6	22.8	36.3	47.8	(29.3)	38.1	63.5	(25.4)
Total New Business Production	$118.4	$98.9	$78.9	$91.6	$104.0	$14.4	$217.3	$199.9	$17.4
Per Share and Shares Data
Basic earnings per share
Net income	$2.87	$1.94	$2.05	$1.95	$(0.69)	$3.56	$4.80	$1.86	$2.94
Operating income	$2.25	$1.63	$2.19	$2.16	$(0.99)	$3.24	$3.87	$0.70	$3.17
Diluted earnings per share
Net income	$2.84	$1.92	$2.03	$1.93	$(0.69)	$3.53	$4.75	$1.85	$2.90
Operating income	$2.23	$1.61	$2.17	$2.14	$(0.99)	$3.22	$3.83	$0.69	$3.14

Wgt. average common shares outstanding
(basic)	69,076	70,574	70,650	70,865	72,350	(3,274)	69,823	73,089	(3,266)
(diluted)	69,718	71,264	71,332	71,391	72,769	(3,051)	70,489	73,573	(3,084)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	10,328	9,624	8,370	8,595	8,170	2,158	10,328	8,170	2,158
Common shares outstanding	68,810	69,514	70,768	70,543	70,968	(2,158)	68,810	70,968	(2,158)

Book value per share	$97.21	$89.92	$83.87	$83.58	$82.97
Per share effect of accumulated other
comprehensive income (AOCI)	$23.67	$18.41	$14.21	$15.60	$16.66
Book value per share, excluding AOCI	$73.54	$71.51	$69.66	$67.98	$66.31

Shareholder dividends paid	$20,711.1	$21,243.6	$21,177.3	$21,296.2	$17,415.9	$3,295.2	$41,954.7	$35,168.6	$6,786.1
(1) The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2014	2014	2013	2013	2013	Quarter	2014	2013	Change
Revenues:
Net premiums	$2,183,160	$2,100,637	$2,212,998	$2,026,180	$2,035,156	$148,004	$4,283,797	$4,014,849	$268,948
Investment income, net of related expenses	410,607	404,375	461,134	369,366	444,234	(33,627)	814,982	869,365	(54,383)
Investment related gains (losses), net
OTTI on fixed maturity securities	(870)	(303)	(2,258)	(391)	(9,803)	8,933	(1,173)	(10,005)	8,832
OTTI on fixed maturity securities transferred
to/from AOCI	—	—	—	59	(306)	306	—	(306)	306
Other investment related gains (losses), net	119,397	84,874	99	(76,133)	58,352	61,045	204,271	152,925	51,346
Total investment related gains (losses), net	118,527	84,571	(2,159)	(76,465)	48,243	70,284	203,098	142,614	60,484
Other revenue	120,726	67,590	64,821	70,734	63,009	57,717	188,316	164,916	23,400
Total revenues	2,833,020	2,657,173	2,736,794	2,389,815	2,590,642	242,378	5,490,193	5,191,744	298,449
Benefits and expenses:
Claims and other policy benefits	1,841,885	1,843,677	1,869,949	1,714,899	2,030,574	(188,689)	3,685,562	3,719,484	(33,922)
Interest credited	115,962	110,594	172,747	59,939	118,345	(2,383)	226,556	243,828	(17,272)
Policy acquisition costs and other insurance expenses	409,374	354,873	304,837	268,081	370,505	38,869	764,247	727,862	36,385
Other operating expenses	127,462	110,936	122,136	111,672	113,408	14,054	238,398	232,909	5,489
Interest expense	35,211	35,084	35,072	30,831	29,918	5,293	70,295	58,404	11,891
Collateral finance facility expense	2,591	2,569	2,563	2,698	2,650	(59)	5,160	5,188	(28)
Total benefits and expenses	2,532,485	2,457,733	2,507,304	2,188,120	2,665,400	(132,915)	4,990,218	4,987,675	2,543
Income (loss) before income taxes	300,535	199,440	229,490	201,695	(74,758)	375,293	499,975	204,069	295,906
Income tax expense (benefit)	102,239	62,776	84,531	63,740	(25,146)	127,385	165,015	68,146	96,869
Net income (loss)	$198,296	$136,664	$144,959	$137,955	$(49,612)	$247,908	$334,960	$135,923	$199,037
Pre-tax Operating Income (Loss) Reconciliation:
Income (loss) before income taxes	300,535	199,440	229,490	201,695	(74,758)	375,293	499,975	204,069	295,906
Investment and derivative losses (gains)—
non-operating (1)	(38,136)	(26,306)	45,090	30,513	37,057	(75,193)	(64,442)	85,899	(150,341)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(78,835)	(77,241)	337	67,460	(47,716)	(31,119)	(156,076)	(137,974)	(18,102)
GMXB embedded derivatives (1)	5,183	23,661	(35,098)	(19,829)	(35,809)	40,992	28,844	(87,123)	115,967
Funds withheld losses (gains)—investment income	(5,954)	(389)	(2,540)	3,465	(11,733)	5,779	(6,343)	(13,764)	7,421
EIA embedded derivatives—interest credited	6,916	(6,560)	2,795	(30,292)	(32,161)	39,077	356	(51,472)	51,828
DAC offset, net	47,543	53,068	4,334	(27,330)	56,786	(9,243)	100,611	121,404	(20,793)
Gain on repurchase of collateral finance facility securities	—	—	—	—	—	—	—	(46,506)	46,506
Operating Income (Loss) Before Income Taxes	$237,252	$165,673	$244,408	$225,682	$(108,334)	$345,586	$402,925	$74,533	$328,392
After-tax Operating Income (Loss) Reconciliation:
Net Income (Loss)	198,296	136,664	144,959	137,955	(49,612)	247,908	334,960	135,923	199,037
Investment and derivative losses (gains)—
non-operating (1)	(26,820)	(17,007)	29,161	19,174	23,726	(50,546)	(43,827)	55,160	(98,987)
Change in value of modified coinsurance
and funds withheld embedded derivatives (1)	(51,242)	(50,207)	219	43,849	(31,015)	(20,227)	(101,449)	(89,683)	(11,766)
GMXB embedded derivatives (1)	3,369	15,380	(22,814)	(12,889)	(23,276)	26,645	18,749	(56,630)	75,379
Funds withheld losses (gains)—investment income	(3,870)	(253)	(1,651)	2,252	(7,625)	3,755	(4,123)	(8,946)	4,823
EIA embedded derivatives—interest credited	4,495	(4,264)	1,817	(19,690)	(20,905)	25,400	231	(33,457)	33,688
DAC offset, net	30,903	34,494	2,818	(17,764)	36,910	(6,007)	65,397	78,912	(13,515)
Gain on repurchase of collateral finance facility securities	—	—	—	—	—	—	—	(30,229)	30,229
Operating Income (Loss)	$155,131	$114,807	$154,509	$152,887	$(71,797)	$226,928	$269,938	$51,050	$218,888

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands, except per share data)	2014	2014	2013	2013	2013		2014	2013	Change
Revenues:
Net premiums	$2,183,160	$2,100,637	$2,212,998	$2,026,180	$2,035,156	$148,004	$4,283,797	$4,014,849	$268,948
Investment income, net of related expenses	404,653	403,986	458,594	372,831	432,501	(27,848)	808,639	855,601	(46,962)
Investment related gains (losses), net	6,739	4,685	8,170	1,679	1,775	4,964	11,424	3,416	8,008
Other revenue	120,726	67,590	64,821	70,734	63,009	57,717	188,316	118,410	69,906
Total revenues	2,715,278	2,576,898	2,744,583	2,471,424	2,532,441	182,837	5,292,176	4,992,276	299,900

Benefits and expenses:
Claims and other policy benefits	1,841,885	1,843,677	1,869,949	1,714,899	2,030,574	(188,689)	3,685,562	3,719,484	(33,922)
Interest credited	109,046	117,154	169,952	90,231	150,506	(41,460)	226,200	295,300	(69,100)
Policy acquisition costs and other insurance expenses	361,831	301,805	300,503	295,411	313,719	48,112	663,636	606,458	57,178
Other operating expenses	127,462	110,936	122,136	111,672	113,408	14,054	238,398	232,909	5,489
Interest expense	35,211	35,084	35,072	30,831	29,918	5,293	70,295	58,404	11,891
Collateral finance facility expense	2,591	2,569	2,563	2,698	2,650	(59)	5,160	5,188	(28)
Total benefits and expenses	2,478,026	2,411,225	2,500,175	2,245,742	2,640,775	(162,749)	4,889,251	4,917,743	(28,492)

Operating income (loss) before income taxes	237,252	165,673	244,408	225,682	(108,334)	345,586	402,925	74,533	328,392

Operating income tax expense (benefit)	82,121	50,866	89,899	72,795	(36,537)	118,658	132,987	23,483	109,504

Operating income (loss)	$155,131	$114,807	$154,509	$152,887	$(71,797)	$226,928	$269,938	$51,050	$356,884

Wgt. Average Common Shares Outstanding (Diluted)	69,718	71,264	71,332	71,391	72,769	(3,051)	70,489	73,573	(3,084)

Diluted Earnings Per Share—Operating Income	$2.23	$1.61	$2.17	$2.14	$(0.99)	$3.22	$3.83	$0.69	$3.14

Foreign currency effect (1):
Net premiums	$(4,964)	$(50,225)	$(49,448)	$(51,810)	$(21,551)	$16,587	$(55,189)	$(41,281)	$(13,908)
Operating income before income taxes	$(809)	$(6,605)	$(8,679)	$(4,959)	$13,640	$(14,449)	$(7,414)	$10,849	(18,263)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Consolidated Balance Sheets

(USD thousands)	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013
Assets
Fixed maturity securities, available-for-sale	$24,480,396	$22,157,182	$21,474,136	$21,289,108	$21,284,216
Mortgage loans on real estate	2,555,800	2,526,228	2,486,680	2,488,582	2,377,246
Policy loans	1,250,635	1,296,897	1,244,469	1,244,878	1,245,252
Funds withheld at interest	5,940,521	5,814,231	5,771,467	5,739,872	5,777,395
Short-term investments	45,596	118,789	139,395	44,192	38,601
Other invested assets	1,128,375	1,234,779	1,324,960	1,116,391	1,035,809
Total investments	35,401,323	33,148,106	32,441,107	31,923,023	31,758,519
Cash and cash equivalents	1,378,117	1,127,132	923,647	1,423,235	973,619
Accrued investment income	279,368	233,816	267,908	262,330	233,153
Premiums receivable and other reinsurance balances	1,559,526	1,454,959	1,439,528	1,252,610	1,314,004
Reinsurance ceded receivables	614,203	594,794	594,515	592,948	585,555
Deferred policy acquisition costs	3,368,343	3,450,523	3,517,796	3,533,932	3,453,513
Other assets	570,171	532,251	489,972	538,477	472,258
Total assets	$43,171,051	$40,541,581	$39,674,473	$39,526,555	$38,790,621

Liabilities and Stockholders’ Equity
Future policy benefits	$13,785,532	$11,887,951	$11,866,776	$11,873,306	$11,491,692
Interest-sensitive contract liabilities	12,686,025	12,809,003	12,947,557	12,868,425	12,991,981
Other policy claims and benefits	3,996,737	3,899,004	3,571,761	3,440,371	3,316,727
Other reinsurance balances	258,023	283,249	275,138	264,023	254,815
Deferred income taxes	2,232,821	2,023,588	1,837,577	1,975,819	1,839,909
Other liabilities	716,157	638,967	541,035	510,079	584,488
Short-term debt	110,000	50,000	—	—	120,000
Long-term debt	2,214,705	2,214,526	2,214,350	2,214,170	1,815,533
Collateral finance facility	482,092	484,747	484,752	484,712	487,556
Total liabilities	36,482,092	34,291,035	33,738,946	33,630,905	32,902,701

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,783,856	1,782,838	1,777,906	1,778,307	1,772,811
Retained earnings	3,941,777	3,772,776	3,659,938	3,544,632	3,428,646
Treasury stock	(666,125)	(585,358)	(508,715)	(528,081)	(496,462)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	207,043	164,400	207,083	191,677	164,538
Unrealized appreciation of securities, net of income taxes	1,442,324	1,136,079	820,245	942,337	1,052,126
Pension and postretirement benefits, net of income taxes	(20,707)	(20,980)	(21,721)	(34,013)	(34,530)
Total stockholders’ equity	6,688,959	6,250,546	5,935,527	5,895,650	5,887,920
Total liabilities and stockholders’ equity	$43,171,051	$40,541,581	$39,674,473	$39,526,555	$38,790,621

Total stockholders’ equity, excluding AOCI	$5,060,299	$4,971,047	$4,929,920	$4,795,649	$4,705,786

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
(USD thousands)	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013		June 30, 2014	June 30, 2013	Change
Revenues:
Net premiums	$1,189,822	$1,141,905	$1,246,137	$1,124,183	$1,136,742	$53,080	$2,331,727	$2,193,170	$138,557
Investment income, net of related expenses	137,404	133,376	139,281	138,464	133,544	3,860	270,780	266,079	4,701
Other revenue	767	642	840	880	1,334	(567)	1,409	1,986	(577)
Total revenues	1,327,993	1,275,923	1,386,258	1,263,527	1,271,620	56,373	2,603,916	2,461,235	142,681

Benefits and expenses:
Claims and other policy benefits	1,045,030	1,033,707	1,071,733	972,786	981,768	63,262	2,078,737	1,918,649	160,088
Interest credited	12,818	12,272	9,886	13,659	13,590	(772)	25,090	29,740	(4,650)
Policy acquisition costs and other insurance expenses	156,270	156,000	156,447	162,710	166,742	(10,472)	312,270	306,814	5,456
Other operating expenses	24,921	25,741	24,550	24,085	23,018	1,903	50,662	47,296	3,366
Total benefits and expenses	1,239,039	1,227,720	1,262,616	1,173,240	1,185,118	53,921	2,466,759	2,302,499	164,260

Operating income before income taxes	88,954	48,203	123,642	90,287	86,502	2,452	137,157	158,736	(21,579)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	88,954	48,203	123,642	90,287	86,502	2,452	137,157	158,736	(21,579)
Investment and derivative (losses) gains - non-operating	5,034	2,769	(850)	(5,249)	3,711	1,323	7,803	11,020	(3,217)
Income before income taxes	$93,988	$50,972	$122,792	$85,038	$90,213	$3,775	$144,960	$169,756	$(24,796)

Loss and Expense Ratios:
Claims and other policy benefits	87.8%	90.5%	86.0%	86.5%	86.4%	1.4%	89.2%	87.5%	1.7%
Policy acquisition costs and other insurance expenses	13.1%	13.7%	12.6%	14.5%	14.7%	(1.6)%	13.4%	14.0%	(0.6)%
Other operating expenses	2.1%	2.3%	2.0%	2.1%	2.0%	0.1%	2.2%	2.2%	0.0%

(1) The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
(USD thousands)	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013		June 30, 2013	June 30, 2013	Change
Revenues:
Net premiums	$4,984	$5,180	$3,754	$3,800	$11,129	$(6,145)	$10,164	$14,967	$(4,803)
Investment income, net of related expenses	143,927	158,619	209,847	128,563	190,296	(46,369)	302,546	369,015	(66,469)
Investment related gains (losses), net	1	—	—	—	—	1	1	—	1
Other revenue	29,376	28,276	26,761	28,519	29,937	(561)	57,652	58,818	(1,166)
Total revenues	178,288	192,075	240,362	160,882	231,362	(53,074)	370,363	442,800	(72,437)

Benefits and expenses:
Claims and other policy benefits	4,713	4,260	4,674	8,899	11,083	(6,370)	8,973	14,671	(5,698)
Interest credited	90,037	101,644	153,501	76,097	136,424	(46,387)	191,681	264,520	(72,839)
Policy acquisition costs and other insurance expenses	35,698	41,072	36,819	33,642	40,747	(5,049)	76,770	70,792	5,978
Other operating expenses	3,813	4,094	3,102	4,198	2,878	935	7,907	6,991	916
Total benefits and expenses	134,261	151,070	198,096	122,836	191,132	(56,871)	285,331	356,974	(71,643)

Operating income before income taxes	44,027	41,005	42,266	38,046	40,230	3,797	85,032	85,826	(794)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	44,027	41,005	42,266	38,046	40,230	3,797	85,032	85,826	(794)
Investment and derivative gains (losses) - non-operating (1)	12,412	21,300	(40,727)	(33,190)	(39,071)	51,483	33,712	(92,003)	125,715
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	79,768	78,696	462	(68,703)	46,325	33,443	158,464	136,527	21,937
GMXB embedded derivatives (1)	(5,183)	(23,661)	35,098	19,829	35,809	(40,992)	(28,844)	87,123	(115,967)
Funds withheld gains (losses) - investment income	5,232	(217)	1,797	(3,755)	10,541	(5,309)	5,015	11,191	(6,176)
EIA embedded derivatives - interest credited	(6,916)	6,560	(2,795)	30,292	32,161	(39,077)	(356)	51,472	(51,828)
DAC offset, net	(47,543)	(53,068)	(4,334)	27,330	(56,786)	9,243	(100,611)	(121,404)	20,793
Income before income taxes	81,797	70,615	31,767	9,849	69,209	12,588	152,412	158,732	(6,320)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income (Cont’d)

	Three Months Ended
(USD millions)	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013
Annuity account values:

Fixed annuities (deferred)	$5,030	$5,156	$5,079	$5,180	$5,264

Net interest spread (fixed annuities):	2.3%	2.5%	2.3%	2.5%	2.3%

Equity-indexed annuities	$4,725	$4,741	$4,768	$4,724	$4,795

Variable annuities:
No riders	$941	$943	$961	$950	$946
GMDB only	84	85	86	83	56
GMIB only	6	6	6	6	6
GMAB only	50	51	52	52	52
GMWB only	1,741	1,733	1,752	1,704	1,660
GMDB / WB	462	459	467	459	450
Other	30	30	31	31	30
Total VA account values	$3,314	$3,307	$3,355	$3,285	$3,200

Fair value of liabilities associated with living benefit riders	$59	$54	$30	$65	$85

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$301	$301	$297	$236	$200

Bank-owned life insurance (BOLI)	$541	$538	$534	$531	$529

Other asset-intensive business	$71	$71	$72	$73	$73

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Financial Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2014	2014	2013	2013	2013		2014	2013	Change
Revenues:
Investment income, net of related expenses	$1,086	$1,247	$2,048	$1,160	$819	$267	$2,333	$1,416	$917
Other revenue	21,777	19,098	16,191	15,599	16,306	5,471	40,875	29,103	11,772
Total revenues	22,863	20,345	18,239	16,759	17,125	5,738	43,208	30,519	12,689

Benefits and expenses:
Policy acquisition costs and other insurance expenses	6,944	5,742	2,501	3,228	3,602	3,342	12,686	7,042	5,644
Other operating expenses	2,310	2,177	1,462	2,008	1,636	674	4,487	3,583	904
Total benefits and expenses	9,254	7,919	3,963	5,236	5,238	4,016	17,173	10,625	6,548

Operating income before income taxes	13,609	12,426	14,276	11,523	11,887	1,722	26,035	19,894	6,141

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	13,609	12,426	14,276	11,523	11,887	1,722	26,035	19,894	6,141
Investment and derivative gains (losses) - non-operating	68	83	(5)	(321)	(100)	168	151	(66)	217
Income before income taxes	$13,677	$12,509	$14,271	$11,202	$11,787	$1,890	$26,186	$19,828	$6,358

Reinsurance Group of America, Incorporated Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
(USD thousands)	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013		June 30, 2014	June 30, 2013	Change
Revenues:
Net premiums	$253,577	$230,844	$243,340	$236,067	$239,633	$13,944	$484,421	$482,904	$1,517
Investment income, net of related expenses	49,358	46,997	51,750	49,871	50,450	(1,092)	96,355	99,624	(3,269)
Investment related gains (losses), net	621	1,006	1,149	866	970	(349)	1,627	1,975	(348)
Other revenue	1,263	961	531	(196)	302	961	2,224	510	1,714
Total revenues	304,819	279,808	296,770	286,608	291,355	13,464	584,627	585,013	(386)

Benefits and expenses:
Claims and other policy benefits	203,293	194,756	187,226	185,011	196,584	6,709	398,049	386,282	11,767
Interest credited	9	—	9	19	6	3	9	18	(9)
Policy acquisition costs and other insurance expenses	60,837	53,104	53,119	55,553	52,134	8,703	113,941	112,966	975
Other operating expenses	9,954	9,825	9,263	10,052	10,942	(988)	19,779	21,181	(1,402)
Total benefits and expenses	274,093	257,685	249,617	250,635	259,666	14,427	531,778	520,447	11,331

Operating income before income taxes	30,726	22,123	47,153	35,973	31,689	(963)	52,849	64,566	(11,717)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	30,726	22,123	47,153	35,973	31,689	(963)	52,849	64,566	(11,717)
Investment and derivative gains (losses) - non-operating	3,572	(2,665)	2,586	5,606	2,778	794	907	4,828	(3,921)
Funds withheld gains (losses) - investment income	722	606	743	290	1,192	(470)	1,328	2,573	(1,245)
Income before income taxes	$35,020	$20,064	$50,482	$41,869	$35,659	$(639)	$55,084	$71,967	$(16,883)

Loss and Expense Ratios:
Loss ratios (creditor business)	29.2%	31.5%	18.3%	30.5%	33.0%	(3.8)%	29.2%	32.8%	(3.6)%
Loss ratios (excluding creditor business)	97.2%	98.0%	89.4%	92.3%	94.5%	2.7%	97.2%	93.9%	3.3%
Claims and other policy benefits / (net premiums + investment income)	67.1%	70.1%	63.4%	64.7%	67.8%	(0.7)%	68.5%	66.3%	2.2%
Policy acquisition costs and other insurance expenses (creditor business)	62.9%	58.1%	70.7%	61.3%	59.0%	3.9%	62.9%	60.1%	2.8%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.3%	13.9%	11.5%	12.5%	12.3%	0.0%	12.3%	12.6%	(0.3)%
Other operating expenses	3.9%	4.3%	3.8%	4.3%	4.6%	(0.7)%	4.1%	4.4%	(0.3)%

Foreign currency effect (1):
Net premiums	$(16,444)	$(21,718)	$(14,338)	$(10,348)	$(3,144)	$(13,300)	$(38,162)	$(4,706)	$(33,456)
Operating income before income taxes	$(1,943)	$(2,333)	$(3,315)	$(1,819)	$(434)	$(1,509)	$(4,276)	$(955)	$(3,321)

Creditor reinsurance net premiums	$60,013	$47,344	$42,558	$53,021	$48,618	$11,395	$107,357	$109,732	$(2,375)

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
(USD thousands)	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013		June 30, 2014	June 30, 2013	Change
Revenues:
Net premiums	$340,884	$340,743	$332,495	$303,259	$292,180	$48,704	$681,627	$584,989	$96,638
Investment income, net of related expenses	20,671	13,369	14,122	12,860	13,623	7,048	34,040	25,052	8,988
Investment related gains, net	5,183	2,593	5,495	—	—	5,183	7,776	—	7,776
Other revenue	7,939	7,923	5,347	12,409	3,926	4,013	15,862	5,503	10,359
Total revenues	374,677	364,628	357,459	328,528	309,729	64,948	739,305	615,544	123,761

Benefits and expenses:
Claims and other policy benefits	282,546	307,341	293,181	250,965	262,443	20,103	589,887	522,701	67,186
Interest credited	5,750	2,786	6,114	—	—	5,750	8,536	—	8,536
Policy acquisition costs and other insurance expenses	11,492	13,265	17,883	13,348	9,396	2,096	24,757	21,003	3,754
Other operating expenses	30,208	27,260	28,250	25,874	26,381	3,827	57,468	51,140	6,328
Total benefits and expenses	329,996	350,652	345,428	290,187	298,220	31,776	680,648	594,844	85,804

Operating income before income taxes	44,681	13,976	12,031	38,341	11,509	33,172	58,657	20,700	37,957

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	44,681	13,976	12,031	38,341	11,509	33,172	58,657	20,700	37,957
Investment and derivative gains (losses) - non-operating	16,641	1,229	(54)	1,323	440	16,201	17,870	2,212	15,658
Income before income taxes	$61,322	$15,205	$11,977	$39,664	$11,949	$49,373	$76,527	$22,912	$53,615

Loss and Expense Ratios:
Claims and other policy benefits	82.9%	90.2%	88.2%	82.8%	89.8%	(6.9)%	86.5%	89.4%	(2.9)%
Policy acquisition costs and other insurance expenses	3.4%	3.9%	5.4%	4.4%	3.2%	0.2%	3.6%	3.6%	0.0%
Other operating expenses	8.9%	8.0%	8.5%	8.5%	9.0%	(0.1)%	8.4%	8.7%	(0.3)%

Foreign currency effect (2):
Net premiums	$21,204	$8,690	$148	$(6,548)	$(9,877)	$31,081	$29,894	$(18,295)	$48,189
Operating income before income taxes	$3,710	$394	$(164)	$(301)	$(755)	$4,465	$4,104	$(1,094)	$5,198

Critical illness net premiums	$66,257	$65,678	$65,082	$62,404	$63,685	$2,572	$131,935	$126,945	$4,990

(1) The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
(USD thousands)	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013		June 30, 2014	June 30, 2013	Change
Revenues:
Net premiums	$393,687	$381,750	$387,803	$357,867	$355,211	$38,476	$775,437	$739,535	$35,902
Investment income, net of related expenses	26,325	24,642	26,860	22,889	21,951	4,374	50,967	44,581	6,386
Investment related gains, net	684	861	1,287	576	570	114	1,545	952	593
Other revenue	56,874	6,123	10,472	7,804	10,953	45,921	62,997	18,289	44,708
Total revenues	477,570	413,376	426,422	389,136	388,685	88,885	890,946	803,357	87,589
Benefits and expenses:
Claims and other policy benefits	306,320	303,596	313,132	297,208	578,808	(272,488)	609,916	877,209	(267,293)
Interest Credited	234	246	263	270	274	(40)	480	585	(105)
Policy acquisition costs and other insurance expenses	107,909	54,289	53,267	47,284	60,171	47,738	162,198	122,257	39,941
Other operating expenses	33,780	30,587	32,819	30,116	32,070	1,710	64,367	62,881	1,486
Total benefits and expenses	448,243	388,718	399,481	374,878	671,323	(223,080)	836,961	1,062,932	(225,971)

Operating income (loss) before income taxes	29,327	24,658	26,941	14,258	(282,638)	311,965	53,985	(259,575)	313,560

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	29,327	24,658	26,941	14,258	(282,638)	311,965	53,985	(259,575)	313,560
Investment and derivative gains (losses) - non-operating	5,601	1,653	(3,282)	4,521	(4,707)	10,308	7,254	(9,528)	16,782
Income (loss) before income taxes	$34,928	$26,311	$23,659	$18,779	$(287,345)	$322,273	$61,239	$(269,103)	$330,342

Loss and Expense Ratios:
Claims and other policy benefits	77.8%	79.5%	80.7%	83.0%	162.9%	(85.1)%	78.7%	118.6%	(39.9)%
Policy acquisition costs and other insurance expenses	27.4%	14.2%	13.7%	13.2%	16.9%	10.5%	20.9%	16.5%	4.4%
Other operating expenses	8.6%	8.0%	8.5%	8.4%	9.0%	(0.4)%	8.3%	8.5%	(0.2)%

Foreign currency effect (2):
Net premiums	$(9,724)	$(37,197)	$(35,258)	$(34,914)	$(8,530)	$(1,194)	$(46,921)	$(18,280)	$(28,641)
Operating income before income taxes	$(1,313)	$(2,960)	$(5,298)	$(2,348)	$14,924	$(16,237)	$(4,273)	$12,853	$(17,126)

Critical illness net premiums	$71,928	$60,398	$66,980	$74,220	$51,478	$20,450	$132,326	$106,361	$25,965

(1) The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
(USD thousands)	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013		June 30, 2014	June 30, 2013	Change
Revenues:
Net premiums	$206	$215	$(531)	$1,004	$261	$(55)	$421	$(716)	$1,137
Investment income, net of related expenses	25,882	25,736	14,686	19,024	21,818	4,064	51,618	49,834	1,784
Investment related gains (losses), net	250	225	239	237	235	15	475	489	(14)
Other revenue	2,730	4,567	4,679	5,719	251	2,479	7,297	4,201	3,096
Total revenues	29,068	30,743	19,073	25,984	22,565	6,503	59,811	53,808	6,003

Benefits and expenses:
Claims and other policy benefits	(17)	17	3	30	(112)	95	—	(28)	28
Interest credited	198	206	179	186	212	(14)	404	437	(33)
Policy acquisition costs and other insurance expenses	(17,319)	(21,667)	(19,533)	(20,354)	(19,073)	1,754	(38,986)	(34,416)	(4,570)
Other operating expenses	22,476	11,252	22,690	15,339	16,483	5,993	33,728	39,837	(6,109)
Interest expense	35,211	35,084	35,072	30,831	29,918	5,293	70,295	58,404	11,891
Collateral finance facility expense	2,591	2,569	2,563	2,698	2,650	(59)	5,160	5,188	(28)
Total benefits and expenses	43,140	27,461	40,974	28,730	30,078	13,062	70,601	69,422	1,179

Operating income (loss) before income taxes	(14,072)	3,282	(21,901)	(2,746)	(7,513)	(6,559)	(10,790)	(15,614)	4,824

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(14,072)	3,282	(21,901)	(2,746)	(7,513)	(6,559)	(10,790)	(15,614)	4,824
Investment and derivative gains (losses) - non-operating	(6,125)	482	(3,557)	(1,960)	1,283	(7,408)	(5,643)	(915)	(4,728)
Gain on repurchase of collateral finance facility securities	—	—	—	—	—	—	—	46,506	(46,506)
Income (loss) before income taxes	$(20,197)	$3,764	$(25,458)	$(4,706)	$(6,230)	$(13,967)	$(16,433)	$29,977	$(46,410)

Foreign currency effect (1):
Net premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Operating income before income taxes	$(1,263)	$(1,706)	$98	$(491)	$(95)	$(1,168)	$(2,969)	$45	$(3,014)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Summary of Pre-tax Segment Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
(USD thousands)	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013		June 30, 2014	June 30, 2013	Change
U.S. and Latin America:
Traditional	$88,954	$48,203	$123,642	$90,287	$86,502	$2,452	$137,157	$158,736	$(21,579)
Non-Traditional:
Asset Intensive	44,027	41,005	42,266	38,046	40,230	3,797	85,032	85,826	(794)
Financial Reinsurance	13,609	12,426	14,276	11,523	11,887	1,722	26,035	19,894	6,141
Total U.S. and Latin America Segment	146,590	101,634	180,184	139,856	138,619	7,971	248,224	264,456	(16,232)
Canadian Segment	30,726	22,123	47,153	35,973	31,689	(963)	52,849	64,566	(11,717)
Europe, Middle East and Africa	44,681	13,976	12,031	38,341	11,509	33,172	58,657	20,700	37,957
Asia Pacific Segment	29,327	24,658	26,941	14,258	(282,638)	311,965	53,985	(259,575)	313,560
Corporate and Other	(14,072)	3,282	(21,901)	(2,746)	(7,513)	(6,559)	(10,790)	(15,614)	4,824
Consolidated	$237,252	$165,673	$244,408	$225,682	$(108,334)	$345,586	$402,925	$74,533	$328,392

(1) The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been restated to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013
Fixed maturity securities, available-for-sale	$24,480,396	$22,157,182	$21,474,136	$21,289,108	$21,284,216
Mortgage loans on real estate	2,555,800	2,526,228	2,486,680	2,488,582	2,377,246
Policy loans	1,250,635	1,296,897	1,244,469	1,244,878	1,245,252
Funds withheld at interest	5,940,521	5,814,231	5,771,467	5,739,872	5,777,395
Short-term investments	45,596	118,789	139,395	44,192	38,601
Other invested assets	1,128,375	1,234,779	1,324,960	1,116,391	1,035,809
Cash and cash equivalents	1,378,117	1,127,132	923,647	1,423,235	973,619
Total cash and invested assets	$36,779,440	$34,275,238	$33,364,754	$33,346,258	$32,732,138

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013		June 30, 2014	June 30, 2013	Change
Average invested assets at amortized cost (1)	$20,121,261	$19,726,037	$18,954,561	$18,263,880	$18,112,841	$2,008,420	$19,807,087	$17,946,154	$1,860,933
Net investment income (1)	$236,604	$229,644	$217,928	$213,318	$212,047	$24,557	$466,248	$425,369	$40,879
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.79%	4.74%	4.68%	4.75%	4.77%	0.02%	4.76%	4.80%	(0.04)%

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
(Excludes Funds Withheld Portfolios)

June 30, 2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$13,280,721	$932,793	$62,103	$14,151,411	57.8%	$—
Canadian and Canadian provincial governments	2,786,873	964,710	3,945	3,747,638	15.3%	—
Residential mortgage-backed securities	946,431	49,676	9,968	986,139	4.1%	(300)
Asset-backed securities	993,116	24,314	9,055	1,008,375	4.1%	354
Commercial mortgage-backed securities	1,380,622	103,032	9,034	1,474,620	6.0%	(1,609)
U.S. government and agencies	429,215	20,987	1,696	448,506	1.8%	—
State and political subdivisions	369,515	42,553	4,581	407,487	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,186,853	78,730	9,363	2,256,220	9.2%	—
Total fixed maturity securities	$22,373,346	$2,216,795	$109,745	$24,480,396	100.0%	$(1,555)

Non-redeemable preferred stock	81,240	7,165	1,567	86,838	61.7%
Other equity securities	53,833	1,063	990	53,906	38.3%
Total equity securities	$135,073	$8,228	$2,557	$140,744	100.0%

December 31, 2013
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,697,394	$616,147	$202,786	$12,110,755	56.4%	$—
Canadian and Canadian provincial governments	2,728,111	669,762	16,848	3,381,025	15.7%	—
Residential mortgage-backed securities	970,434	38,126	18,917	989,643	4.6%	(300)
Asset-backed securities	891,751	18,893	15,812	894,832	4.2%	(2,259)
Commercial mortgage-backed securities	1,314,782	91,651	17,487	1,388,946	6.5%	(1,609)
U.S. government and agencies	489,631	16,468	4,748	501,351	2.3%	—
State and political subdivisions	313,252	21,907	14,339	320,820	1.5%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	1,865,379	45,347	23,962	1,886,764	8.8%	—
Total fixed maturity securities	$20,270,734	$1,518,301	$314,899	$21,474,136	100.0%	$(4,168)

Non-redeemable preferred stock	81,993	5,342	5,481	81,854	20.2%
Other equity securities	327,479	618	4,220	323,877	79.8%
Total equity securities	$409,472	$5,960	$9,701	$405,731	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Securities by Sector (Fixed Maturities and Equities) (Excludes Funds Withheld Portfolios)

	June 30, 2014				December 31, 2013
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$2,854,828	$2,998,740	21.0%	A-	$2,328,148	$2,408,741	19.2%	A-
Brokerage/Asset Managers/Exchanges	248,460	270,182	1.9%	A-	206,986	218,477	1.7%	A-
Finance Comp.	163,019	174,496	1.2%	A	151,129	158,859	1.3%	A
Insurance	692,811	758,835	5.3%	A-	665,252	693,516	5.5%	A-
REITs	535,714	568,832	4.0%	BBB+	476,830	491,058	3.9%	BBB+
Other Finance	137,556	143,248	1.0%	BBB	406,613	407,106	3.3%	BBB-
Total Financial Institutions	$4,632,388	$4,914,333	34.4%		$4,234,958	$4,377,757	34.9%
Industrials
Basic	823,627	869,222	6.1%	BBB	847,764	858,886	6.9%	BBB
Capital Goods	614,093	652,060	4.6%	BBB	574,108	596,150	4.8%	BBB
Communications	1,449,164	1,559,744	10.9%	BBB+	1,234,343	1,278,710	10.2%	BBB+
Consumer Cyclical	655,065	692,828	4.8%	BBB+	631,196	649,019	5.2%	BBB
Consumer Noncyclical	1,282,180	1,364,650	9.6%	BBB+	1,062,238	1,107,972	8.9%	BBB+
Energy	1,422,170	1,535,544	10.7%	BBB+	1,326,476	1,380,762	11.0%	BBB
Technology	477,944	500,211	3.5%	BBB+	455,081	456,505	3.6%	BBB+
Transportation	415,118	444,504	3.1%	A-	365,233	380,249	3.0%	A-
Other Industrial	106,911	116,628	0.8%	A-	114,520	119,353	1.0%	A-
Total Industrials	$7,246,272	$7,735,391	54.1%		$6,610,959	$6,827,606	54.6%
Utilities
Electric	1,187,719	1,279,101	8.9%	BBB+	1,077,167	1,121,373	9.0%	BBB+
Natural Gas	205,121	211,661	1.5%	BBB	109,789	111,515	0.9%	A-
Other Utility	133,131	140,183	1.0%	A-	62,768	67,471	0.5%	BBB+
Total Utilities	$1,525,971	$1,630,945	11.4%		$1,249,724	$1,300,359	10.4%
Other Sectors	11,163	11,486	0.1%	AA	11,225	10,764	0.1%	AA
Total	$13,415,794	$14,292,155	100.0%	BBB+	$12,106,866	$12,516,486	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		June 30, 2014			March 31, 2014			December 31, 2013			September 30, 2013			June 30, 2013
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$14,646,888	$16,304,796	66.6%	$13,519,276	$14,859,087	67.0%	$12,868,061	$13,867,584	64.6%	$12,460,380	$13,643,495	64.1%	$12,307,880	$13,643,772	64.1%
2	BBB	6,527,092	6,942,290	28.3%	5,882,308	6,177,731	27.9%	6,072,604	6,255,451	29.1%	6,117,081	6,298,628	29.6%	5,997,232	6,189,030	29.1%
3	BB	669,569	706,926	2.9%	637,814	666,571	3.0%	725,733	740,465	3.4%	652,300	655,000	3.1%	723,316	728,014	3.4%
4	B	362,960	364,395	1.5%	379,529	379,688	1.7%	387,687	400,775	1.9%	499,580	512,325	2.4%	519,789	530,990	2.5%
5	CCC	143,292	142,805	0.6%	60,003	60,427	0.3%	106,619	106,873	0.5%	87,364	86,644	0.4%	90,970	84,157	0.4%
6	In or near default	23,545	19,184	0.1%	18,594	13,678	0.1%	110,030	102,988	0.5%	100,645	93,016	0.4%	118,134	108,253	0.5%
	Total	$22,373,346	$24,480,396	100.0%	$20,497,524	$22,157,182	100.0%	$20,270,734	$21,474,136	100.0%	$19,917,350	$21,289,108	100.0%	$19,757,321	$21,284,216	100.0%

(1) Effective January 1, 2014, structured securities held by the Company’s insurance subsidiaries that maintain the National Association of Insurance Commissioners (NAIC) statutory basis of accounting that meet the definition of SSAP No. 43R began utilizing the NAIC rating methodology. All other securities will continue to utilize the Nationally Recognized Statistical Rating Organizations (NRSRO) ratings, as available, or equivalent rating based on information from the NAIC.

(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$564,397	$594,042	$569,064	$591,515	$567,113	$580,855	$517,517	$541,870	$546,603	$579,317
Non-agency	382,034	392,097	400,880	410,356	403,321	408,788	405,064	409,968	468,552	475,651
Total residential mortgage-backed securities	946,431	986,139	969,944	1,001,871	970,434	989,643	922,581	951,838	1,015,155	1,054,968
Commercial mortgage-backed securities	1,380,622	1,474,620	1,367,205	1,450,503	1,314,782	1,388,946	1,371,473	1,453,114	1,564,924	1,638,632
Asset-backed securities	993,116	1,008,375	933,130	944,579	891,751	894,832	883,495	885,278	789,849	790,310
Total	$3,320,169	$3,469,134	$3,270,279	$3,396,953	$3,176,967	$3,273,421	$3,177,549	$3,290,230	$3,369,928	$3,483,910

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$96,330	85.8%	$157,050	87.6%	$287,032	88.4%	$279,211	87.6%	$261,628	84.2%
20% or more for less than six months	2,479	2.2%	163	0.1%	6,444	2.0%	6,325	2.0%	5,629	1.8%
20% or more for six months or greater	10,936	9.7%	17,771	9.9%	21,423	6.6%	25,940	8.1%	37,338	12.0%
Total	$109,745	97.7%	$174,984	97.6%	$314,899	97.0%	$311,476	97.7%	$304,595	98.0%

Equity Securities

	June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$2,555	2.3%	$4,321	2.4%	$9,699	3.0%	$7,383	2.3%	$6,137	2.0%
20% or more for less than six months	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
20% or more for six months or greater	2	0.0%	2	0.0%	2	0.0%	2	0.0%	2	0.0%
Total	$2,557	2.3%	$4,323	2.4%	$9,701	3.0%	$7,385	2.3%	$6,139	2.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of June 30, 2014
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$1,624,031	$21,638	$1,062,513	$36,925	$2,686,544	$58,563
Canadian and Canadian provincial governments	20,728	413	74,864	3,532	95,592	3,945
Residential mortgage-backed securities	74,009	2,365	122,444	7,337	196,453	9,702
Asset-backed securities	133,606	1,137	130,015	5,083	263,621	6,220
Commercial mortgage-backed securities	28,099	206	39,222	4,191	67,321	4,397
U.S. government and agencies	10,819	9	75,730	1,687	86,549	1,696
State and political subdivisions	13,426	600	45,879	3,981	59,305	4,581
Other foreign government, supranational, and foreign
government-sponsored enterprises	367,176	2,339	187,073	7,023	554,249	9,362
Investment grade securities	2,271,894	28,707	1,737,740	69,759	4,009,634	98,466

Non-investment grade securities:
Corporate securities	165,552	2,181	19,206	1,359	184,758	3,540
Residential mortgage-backed securities	16,411	137	3,576	129	19,987	266
Asset-backed securities	11,334	183	10,747	2,652	22,081	2,835
Commercial mortgage-backed securities	—	—	6,406	4,637	6,406	4,637
Other foreign government, supranational, and foreign government-sponsored enterprises	2,261	1	—	—	2,261	1
Non-investment grade securities	195,558	2,502	39,935	8,777	235,493	11,279
Total fixed maturity securities	$2,467,452	$31,209	$1,777,675	$78,536	$4,245,127	$109,745

Non-redeemable preferred stock	6,705	487	14,902	1,080	21,607	1,567
Other equity securities	—	—	32,463	990	32,463	990
Total Equity securities	$6,705	$487	$47,365	$2,070	$54,070	$2,557

	As of December 31, 2013
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$3,141,179	$148,895	$301,303	$40,548	$3,442,482	$189,443
Canadian and Canadian provincial governments	188,491	14,419	12,029	2,429	200,520	16,848
Residential mortgage-backed securities	283,967	15,900	23,068	1,688	307,035	17,588
Asset-backed securities	255,656	4,916	56,668	4,983	312,324	9,899
Commercial mortgage-backed securities	219,110	3,725	20,068	5,745	239,178	9,470
U.S. government and agencies	133,697	4,469	4,406	279	138,103	4,748
State and political subdivisions	120,193	9,723	15,202	4,616	135,395	14,339
Other foreign government, supranational, and foreign government-sponsored enterprises	665,313	21,075	36,212	2,847	701,525	23,922
Investment grade securities	5,007,606	223,122	468,956	63,135	5,476,562	286,257

Non-investment grade securities:
Corporate securities	283,603	9,451	38,256	3,892	321,859	13,343
Residential mortgage-backed securities	62,146	1,075	3,945	254	66,091	1,329
Asset-backed securities	28,670	415	32,392	5,498	61,062	5,913
Commercial mortgage-backed securities	15,762	81	10,980	7,936	26,742	8,017
Other foreign government, supranational, and foreign government-sponsored enterprises	9,403	40	—	—	9,403	40
Non-investment grade securities	399,584	11,062	85,573	17,580	485,157	28,642
Total fixed maturity securities	$5,407,190	$234,184	$554,529	$80,715	$5,961,719	$314,899

Non-redeemable preferred stock	51,386	5,479	1	2	51,387	5,481
Other equity securities	218,834	1,748	32,550	2,472	251,384	4,220
Total Equity securities	$270,220	$7,227	$32,551	$2,474	$302,771	$9,701

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013		June 30, 2014	June 30, 2013	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(870)	$(303)	$(2,258)	$(391)	$(9,803)	$8,933	$(1,173)	$(10,005)	$8,832
Portion of loss recognized in accumulated other comprehensive income (before taxes)	—	—	—	59	(306)	306	—	(306)	306
Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(870)	(303)	(2,258)	(332)	(10,109)	9,239	(1,173)	(10,311)	9,138
Gain on investment activity	34,887	8,067	12,659	21,560	26,845	8,042	42,954	48,525	(5,571)
Loss on investment activity	(6,877)	(6,583)	(12,169)	(30,434)	(6,760)	(117)	(13,460)	(17,972)	4,512
Net gain/(loss) on fixed maturity and equity securities	27,140	1,181	(1,768)	(9,206)	9,976	17,164	28,321	20,242	8,079

Other impairment losses and change in mortgage loan provision	(5,309)	1,664	(5,665)	233	125	(5,434)	(3,645)	(1,501)	(2,144)
Other non-derivative gain/(loss), net	9,197	8,368	10,536	4,594	6,962	2,235	17,565	11,551	6,014

Free-standing Derivatives:
Credit Default Swaps	4,783	(2,114)	7,051	10,805	2,428	2,355	2,669	6,332	(3,663)
Interest Rate Swaps - non-hedged	22,244	29,659	(15,498)	(8,221)	(38,414)	60,658	51,903	(60,679)	112,582
Interest Rate Swaps - hedged	7	(6)	(5)	(3)	31	(24)	1	14	(13)
Futures	(7,684)	(1,584)	(3,851)	(1,139)	714	(8,398)	(9,268)	(6,167)	(3,101)
CPI Swaps	115	352	85	(39)	(1,117)	1,232	467	(1,988)	2,455
Equity options	(8,800)	(8,965)	(19,447)	(24,112)	(5,049)	(3,751)	(17,765)	(35,672)	17,907
Currency Forwards	1,178	1,154	(5,213)	629	(2,958)	4,136	2,332	(8,617)	10,949
Interest Rate Options	2,004	1,282	(3,145)	(2,375)	(7,980)	9,984	3,286	(5,998)	9,284
Total free-standing derivatives	13,847	19,778	(40,023)	(24,455)	(52,345)	66,192	33,625	(112,775)	146,400

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	78,835	77,241	(337)	(67,460)	47,716	31,119	156,076	137,974	18,102
GMXB	(5,183)	(23,661)	35,098	19,829	35,809	(40,992)	(28,844)	87,123	(115,967)
Total embedded derivatives	73,652	53,580	34,761	(47,631)	83,525	(9,873)	127,232	225,097	(97,865)

Net gain/(loss) on total derivatives	87,499	73,358	(5,262)	(72,086)	31,180	56,319	160,857	112,322	48,535

Total investment related gains / (losses), net	$118,527	$84,571	$(2,159)	$(76,465)	$48,243	$70,284	$203,098	$142,614	$60,484

Page 22